UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2015 (July 1, 2014)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On December 30, 2014, Hartman Short Term Income Properties XX, Inc. (the “Company”), through Hartman Energy LLC, an indirect, wholly-owned subsidiary of the Company, acquired a two building office complex commonly known as Energy Plaza I & II (the “Energy Property”), containing 180,119 square feet of office space located in San Antonio, Texas.

(a)

Financial Statements of Business Acquired.

Energy Property

Report of Independent Registered Public Accounting Firm.

Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2014 (unaudited) and the Year Ended December 31, 2013.

Notes to the Statements of Revenues Over Certain Operating Expenses.

(b)

 Pro Forma Financial Information.

Hartman Short Term Income Properties XX, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Consolidated Financial Statements.

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013.

Notes to the Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013.

Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2014.

Notes to the Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Hartman Short Term Income Properties XX, Inc. (the “Company”)

We have audited the accompanying statement of revenues over certain operating expenses (the Historical Summary) of Hartman Energy LLC (the “Energy Property” or “Energy LLC”) for the year ended December 31, 2013. The Historical Summary is the responsibility of the Energy Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman Short Term Income Properties XX, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Energy Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues over certain operating expenses of the Energy Property for the year ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ WEAVER AND TIDWELL, L.L.P.

Houston, Texas

March 13, 2015

ENERGY PLAZA I & II
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013
	(Unaudited)
Revenues:
Rental income	$ 2,363,994	$ 3,089,972
Tenant reimbursements and other	149,139	131,968

Total revenues	$ 2,513,133	$ 3,221,940

Certain operating expenses:
Operating, maintenance and management	$ 723,648	$ 972,399
Real estate taxes and insurance	361,014	478,036
General and administrative expenses	84,682	92,873

Total certain operating expenses	$ 1,169,344	$ 1,543,308

Revenues over certain operating expenses	$ 1,343,789	$ 1,678,632

See accompanying notes to statements of revenues over certain operating expenses.

ENERGY PLAZA I & II

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On December 30, 2014, Hartman Short Term Income Properties XX, Inc. (the “Company”) acquired a two building office complex comprising approximately 180,119 square feet located in San Antonio, Texas, commonly known as Energy Plaza I & II (the “Energy Property”), through Hartman Energy, LLC (“Energy LLC”), an indirect, wholly-owned subsidiary of the Company.  Energy LLC acquired the Energy Property from BRI 1841 Energy, LLC, an unrelated third party seller, for a purchase price, as amended, of $17,610,000, exclusive of closing costs.

Energy Plaza I was constructed in 1980 and Energy Plaza II was constructed in 1982.  The Energy Property is approximately 95% occupied by 66 tenants as of December 30, 2014.  There is no current tenant who occupies 10% or more of the property.  The largest single tenant occupies approximately 8.9% of the property.  The top ten tenants occupy approximately 46.9% of the property and comprise approximately 46.4% of current annual base rent.  Major tenants include San Antonio Petroleum Club, Akin Doherty Klein & Feuge, Housing & Community Services, U.S. Enercorp, General Dynamics, J. Charles Hollimon, Hill and Ford, and Nalco Company.

Energy LLC financed the payment of the purchase price for the Energy Property with (1) proceeds from the Company’s ongoing public offering and (2) a mortgage assumed in the aggregate principal amount of $10,362,573.

2.  BASIS OF PRESENTATION

The accompanying Statements of Revenues over Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the Energy Property’s revenues and expenses.  The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and certain operating expenses during the reporting period.  Excluded items include interest, depreciation and amortization, and certain general and administrative expenses. Actual results may differ from those estimates.

The Historical Summary for the nine months ended September 30, 2014 and the year ended December 31, 2013 have been prepared in accordance with accounting principles generally accepted in the United States; however, they do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  The Energy Property is owned by Hartman Energy LLC.  For the period from December 30, 2014, the date the Energy Property was acquired, to December 31, 2014, Energy LLC has been reported as a consolidated subsidiary of the Company.

3.  SIGNIFICANT ACCOUNTING POLICIES

Revenue

Leases are accounted for as operating leases and minimum rental income is recognized as due under the terms of the respective leases.  Certain leases provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the term of the leases.  Rental income is recognized on a straight-line basis over the terms of the individual leases.  Revenue recognition under a lease begins when the tenant takes possession of or controls the physical use of the leased space.  Cost recoveries from tenants are included in tenant reimbursements and other revenues in the period the related costs are incurred.

ENERGY PLAZA I & II

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

Certain Operating Expenses

Certain operating expenses include those expenses expected to be comparable to the proposed future operations of the Energy Property.  Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

4.  FUTURE MINIMUM LEASE INCOME

The weighted average remaining lease term for tenants occupying Energy Property was 2.1 years as of December 31, 2014.  Minimum future rents to be received from tenants under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of December 31, 2014 were as follows:

Years Ending December 31, Minimum Future Rents
2015	$ 3,146,800
2016	2,244,934
2017	1,522,150
2018	708,308
2019	491,750
Thereafter	218,282
Total	$ 8,332,224

None of the tenants comprised 10% or more of annualized base rental income of the Energy Property as of December 31, 2014.

5.  COMMITMENTS AND CONTINGENCIES

Litigation

Energy LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Energy Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, Energy LLC may be potentially liable for costs and damages related to environmental matters.  Energy LLC has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Energy Property’s results of operations.

6.  SUBSEQUENT EVENTS

Subsequent to December 31, 2013 and through March 13, 2015, management did not identify any subsequent events requiring additional disclosure other than as disclosed in these notes to the statements of revenues over certain operating expenses.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma information should be read in conjunction with the balance sheet of the Company as of December 31, 2013 and September 30, 2014, and the related consolidated statements of operations, equity, and cash flows for the year ended December 31, 2013 and for the nine months ended September 30, 2014 and the notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 31, 2014 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 filed with the SEC on November 14, 2014.

The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 have been prepared to give effect to the acquisition of the Energy Property, based on the revenues and certain operating expenses presented in the Historical Summary, as if the acquisition occurred on January 1, 2013.  In the opinion of management, no other pro forma adjustments are required.

These unaudited pro forma consolidated financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Energy Property occurred on January 1, 2013.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Energy Plaza I&II (b)		Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$ 6,064,190	$ 3,089,972		$ -		$ 9,154,162
Tenant reimbursements and other revenues	1,249,386	131,968		-		1,381,354
Total revenues	7,313,576	3,221,940		-		10,535,516

Expenses
Property operating expenses	1,880,124	972,399		-		2,852,523
Asset management and acquisition fees	526,529	-		572,325	(c)	1,098,854
Organization and offering costs	543,943	-		-		543,943
Real estate taxes and insurance	1,305,578	478,036		-		1,783,614
Depreciation and amortization	3,745,700	-		2,260,414	(d)	6,006,114
General and administrative	696,435	92,873		-		789,308
Interest expense	766,781	555,590	(e)	-		1,322,371
Total expenses	9,465,090	2,098,898		2,832,739		14,396,727

(Loss) income from continuing operations	$ (2,151,514)	$ 1,123,042		$ (2,832,739)		$ (3,861,211)

Income from discontinued operations	166,641	-		-		166,641

Net (loss) income	$ (1,984,873)	$ 1,123,042		$ (2,832,739)		$ (3,694,570)
Basic and diluted loss per common share:
Loss attributable to common stockholders	$ (0.40)					$ (0.75)
Weighted average number of common shares outstanding, basic and diluted	4,927,708					4,927,708

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)

Historical financial information for the year ended December 31, 2013 is derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

(b)

Represents items of revenue and certain operating expenses for the Energy Property for the year ended December 31, 2013.

(c)

Pro forma asset management and asset acquisition fees, payable to Hartman Advisors LLC, represent (i) asset management fees at the rate of 0.75% per annum multiplied by the $17,610,000 acquisition cost, and (ii) an acquisition fee (applicable only in the year the property is acquired or assumed to be acquired) of 2.50% multiplied by the acquisition cost of $17,610,000.

(d)

Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)

The Energy Property is subject to mortgage loan in the original amount of $10,900,000 dated May 20, 2011.  Monthly payments of principal and interest are due and payable based on a 30 year loan amortization.  The mortgage loan provides for a fixed interest rate of 5.30%.  The mortgage loan matures on June 10, 2021.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2014

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Energy Plaza I&II (b)		Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$ 7,025,809	$ 2,363,994		$ -		$ 9,389,803
Tenant reimbursements and other revenues	1,491,640	149,139		-		1,640,779
Total revenues	8,517,449	2,513,133		-		11,030,582

Expenses
Property operating expenses	2,100,777	723,648		-		2,824,425
Asset management and acquisition fees	1,217,853	-		99,056	(c)	1,316,909
Organization and offering costs	365,032	-		-		365,032
Real estate taxes and insurance	1,439,048	361,014		-		1,800,062
Depreciation and amortization	4,630,340	-		1,695,311	(d)	6,325,651
General and administrative	514,525	84,682		-		599,207
Interest expense	1,093,585	422,440	(e)	-		1,516,025
Total expenses	11,361,160	1,591,784		1,794,367		14,747,311

(Loss) income from continuing operations	$ (2,843,711)	$ 921,349		$ (1,794,367)		$ (3,716,729)

Income from discontinued operations	-	-		-		-

Net (loss) income	$ (2,843,711)	$ 921,349		$ (1,794,367)		$ (3,716,729)
Basic and diluted loss per common share:
Loss attributable to common stockholders	$ (0.41)					$ (0.54)
Weighted average number of common shares outstanding, basic and diluted	6,868,701					6,868,701

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)

Historical financial information for the nine months ended September 30, 2014 is derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014.

(b)

Represents items of revenue and certain operating expenses for the Energy Property for the nine months ended September 30, 2014.

(c)

Pro forma asset management and acquisition fees, payable to Hartman Advisors LLC, represent asset management fees at the rate of 0.75% per annum multiplied by the $17,610,000 acquisition cost.

(d)

Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)

The Energy Property is subject to mortgage loan in the original amount of $10,900,000 dated May 20, 2011.  Monthly payments of principal and interest are due and payable based on a 30 year loan amortization.  The mortgage loan provides for a fixed interest rate of 5.30%.  The mortgage loan matures on June 10, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Registrant)

Date: March 13, 2015

By:

/s/ Louis T. Fox, III

Louis T. Fox, III

Chief Financial Officer